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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               -------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) February 14, 1997


         INFINIUM SOFTWARE, INC. (formerly known as Software 2000, Inc.)
               (Exact Name of Registrant as Specified in Charter)


              MASSACHUSETTS                              0-27030                              04-2734036
       (State of Other Jurisdiction             (Commission File Number)                     (IRS Employer
            of Incorporation)                                                             Identification No.)

    25 COMMUNICATIONS WAY, HYANNIS, MA                                                            02601
 (Address of Principal Executive Offices)                                                      (Zip Code)




       Registrant's telephone number, including area code: (508) 778-2000



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Item 5.  Other Events.

On February 14, 1997, the stockholders of the Registrant approved an amendment to the Registrant's Restated Articles of Organization which changed the corporate name from Software 2000, Inc. to Infinium Software, Inc. The name change was effected on February 18, 1997. In connection with the change of name, the Registrant's Nasdaq National Market ticker symbol changed from SFWR to INFM on February 18, 1997.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       INFINIUM SOFTWARE, INC.


Date:  February 24, 1997               By: /s/ Frederick J. Lizza
                                           -------------------------------------
                                           Frederick J. Lizza
                                           President and Chief Executive Officer